                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-96274) of Tatham Offshore, Inc. of our report dated August 30, 1996 appearing on page F-2 of this Form 10-K.




PRICE WATERHOUSE, LLP

Houston, Texas
September 23, 1996